UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2010
Grubb & Ellis Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on April 13, 2010, reporting our acquisition of Parkway Medical Center, located in Beachwood, Ohio, as described in such Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.		Page

	Parkway Medical Center

	I.	Independent Auditors’ Report	3

	II.	Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2010 (Unaudited) and for the Year Ended December 31, 2009	4

	III.	Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2010 (Unaudited) and for the Year Ended December 31, 2009	5

(b)	Pro forma financial information.

	Grubb & Ellis Healthcare REIT II, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2010 and for the Three Months Ended March 31, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	8

	II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010	9

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010	10

	IV.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	11

	V.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2010 and for the Three Months Ended March 31, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	12

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Healthcare REIT II, Inc.
We have audited the accompanying statement of revenues and certain expenses of Parkway Medical Center, or the Property, for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Parkway Medical Center for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Costa Mesa, California
April 23, 2010

PARKWAY MEDICAL CENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2010 (Unaudited) and
For the Year Ended December 31, 2009

	Three Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	December 31, 2009
Revenues:
Rental income	$417,000	$1,522,000

Certain expenses:
Grounds maintenance	23,000	37,000
Building maintenance	69,000	294,000
Real estate taxes	41,000	165,000
Electricity, water and gas utilities	67,000	245,000
Property management fees	21,000	79,000
Insurance	2,000	11,000
General and administrative	6,000	90,000

Total certain expenses	229,000	921,000

Revenues in excess of certain expenses	$188,000	$601,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

PARKWAY MEDICAL CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2010 (Unaudited) and
For the Year Ended December 31, 2009
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statements of revenues and certain expenses includes the operations of Parkway Medical Center, or the Property, located in Beachwood, Ohio. The Property has approximately 88,000 square feet of gross leaseable area and was 84.6% and 88.4% occupied as of March 31, 2010 (unaudited) and December 31, 2009, respectively.
Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Healthcare REIT II, Inc., in the future operations of the Property have been excluded.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
The owners of the Property contracted with a related party to manage the Property. For the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009, the Property incurred management fees totaling $21,000 and $79,000, respectively.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

PARKWAY MEDICAL CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2010 (Unaudited) and
For the Year Ended December 31, 2009
Unaudited Interim Information
The statement of revenues and certain expenses for the three months ended March 31, 2010 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2020 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2009 are as follows:

Year Ending December 31,
2010	$1,553,000
2011	1,365,000
2012	1,187,000
2013	1,143,000
2014	980,000
Thereafter	2,191,000

$8,419,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.
NOTE 4 — TENANT CONCENTRATION
For the three months ended March 31, 2010, the Property had one tenant occupying 13.4% of the gross leaseable area, which accounted for 18.4% of the total base rent.

		Aggregate Rental	% Aggregate Rental
		Income for the	Income for the
		Three Months Ended	Three Months Ended
	Date of Lease	March 31, 2010	March 31, 2010
Tenant Name	Expiration	(Unaudited)	(Unaudited)

University Hospitals of Cleveland	June 30, 2019	$70,000	18.4%
Aggregate rental income is based on contractual base rent from leases in effect as of March 31, 2010. If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

PARKWAY MEDICAL CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2010 (Unaudited) and
For the Year Ended December 31, 2009
For the year ended December 31, 2009, the Property had one tenant occupying 13.4% of the gross leaseable area, which accounted for 10.5% of the total base rent.

		Aggregate Rental	% Aggregate Rental
		Income for the	Income for the
	Date of Lease	Year Ended	Year Ended
Tenant Name	Expiration	December 31, 2009	December 31, 2009

University Hospitals of Cleveland	June 30, 2019	$141,000	10.5%
Aggregate rental income is based on contractual base rent from leases in effect as of December 31, 2009. If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 — SUBSEQUENT EVENT
On April 12, 2010, Grubb & Ellis Healthcare REIT II, Inc., through its subsidiary, purchased the Property for a purchase price of $10,900,000, plus closing costs.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of March 31, 2010 and for the Three Months Ended March 31, 2010 and
for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and Annual Report on Form 10-K for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 is presented as if we acquired Parkway Medical Center, or the Parkway property, on March 31, 2010. This property was acquired using cash proceeds, net of offering costs, received from our initial public offering.
The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2010 and for the period from January 7, 2009 (Date of Inception) through December 31, 2009 are presented as if we acquired Lacombe Medical Office Building, or the Lacombe MOB property, Center for Neurosurgery and Spine, or the Center for Neurosurgery and Spine property, and the Parkway property, or collectively the Properties, on January 7, 2009 (Date of Inception). The Properties were acquired using a combination of debt financing and cash proceeds, net of offering costs, received from our initial public offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the net offering proceeds, at a price of $10.00 per share, were raised as of January 7, 2009 (Date of Inception).
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2010

		Acquisition of the
	Company	Parkway		Company
	Historical(A)	Property(B)		Pro Forma

ASSETS
Real estate investments:
Operating properties, net	$10,838,000	$8,512,000		$19,350,000
Cash and cash equivalents	24,589,000	(10,655,000)		13,934,000
Other receivables	118,000	—		118,000
Accounts receivable due from affiliate	23,000	—		23,000
Restricted cash	38,000	—		38,000
Escrow deposits	500,000	(250,000)		250,000
Identified intangible assets, net	2,444,000	2,384,000		4,828,000
Other assets	151,000	8,000		159,000

Total assets	$38,701,000	$(1,000)		$38,700,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable, net	3,025,000	—		3,025,000
Accounts payable and accrued liabilities	722,000	142,000		864,000
Account payable due to affiliates	165,000	(2,000)		163,000
Derivative financial instrument	310,000	—		310,000
Identified intangible liabilities, net	59,000	155,000		214,000
Security deposits and prepaid rent	—	41,000		41,000

Total liabilities	4,281,000	336,000		4,617,000

Commitments and contingencies

Liabilities:
Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 4,015,410 issued and outstanding	40,000	—		40,000
Additional paid-in capital	35,896,000	—		35,896,000
Accumulated deficit	(1,517,000)	(337,000	)(C)	(1,854,000)

Total stockholders’ equity	34,419,000	(337,000)		34,082,000
Noncontrolling interest	1,000	—		1,000

Total equity	34,420,000	(337,000)		34,083,000

Total liabilities and equity	$38,701,000	$(1,000)		$38,700,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2010

		Q1 2010
		Previously	Acquisition of
	Company	Reported	the Parkway		Company
	Historical(D)	Transactions(E)	Property(F)		Pro Forma
Revenue:
Rental income	$61,000	$328,000	$413,000		$802,000

Expenses:
Rental expenses	17,000	105,000	225,000	(G)	347,000
General and administrative	185,000	22,000	23,000	(H)	230,000
Acquisition related expenses	637,000	—	—	(I)	637,000
Depreciation and amortization	29,000	148,000	166,000	(J)	343,000

Total expenses	868,000	275,000	414,000		1,557,000

(Loss) income from operations	(807,000)	53,000	(1,000)		(755,000)
Other income (expense):
Interest expense related to mortgage loan payable and derivative financial instrument	(1,000)	(57,000)	—		(58,000)
Interest income	5,000	—	—		5,000

Net loss	(803,000)	(4,000)	(1,000)		(808,000)

Less: Net loss attributable to noncontrolling interest	—	—	—		—

Net loss attributable to controlling interest	$(803,000)	$(4,000)	$(1,000)		$(808,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(0.30)				$(0.28)

Weighted average number of common shares outstanding — basic and diluted	2,690,794				2,884,908	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Period from January 7, 2009 (Date of Inception) through December 31, 2009

		Q1 2010
		Previously	Acquisition of
	Company	Reported	the Parkway		Company
	Historical(L)	Transactions(M)	Property(N)		Pro Forma
Revenue:
Rental income	$—	$1,562,000	$1,477,000		$3,039,000

Expenses:
Rental expenses	—	512,000	892,000	(O)	1,404,000
General and administrative	268,000	109,000	88,000	(P)	465,000
Acquisition related expenses	18,000	—	—	(Q)	18,000
Depreciation and amortization	—	766,000	823,000	(R)	1,589,000

Total expenses	286,000	1,387,000	1,803,000		3,476,000

(Loss) income from operations	(286,000)	175,000	(326,000)		(437,000)
Other income (expense):
Interest expense related to mortgage loan payable and derivative financial instrument	—	(230,000)	—		(230,000)
Interest income	4,000	—	—		4,000

Net loss	(282,000)	(55,000)	(326,000)		(663,000)

Less: Net loss attributable to noncontrolling interest	1,000	—	—		1,000

Net loss attributable to controlling interest	$(281,000)	$(55,000)	$(326,000)		$(662,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(1.51)				$(0.27)

Weighted average number of common shares outstanding — basic and diluted	186,330				2,415,067	(S)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010
(A) As reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Parkway property. The purchase price of $10,900,000, plus closing costs and acquisition fees, was financed using cash proceeds, net of offering costs, received from our initial public offering. In connection with the acquisition, we paid an acquisition fee of approximately $300,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.
We allocated the purchase price, plus closing costs, to the fair value of the assets acquired and liabilities assumed as follows: $1,320,000 to land, $7,192,000 to building and improvements, $969,000 to in place leases, $1,318,000 to tenant relationships, $97,000 to above market leases and $(41,000) to below market leases. The purchase price allocations are preliminary and are subject to change.
(C) Represents the one-time acquisition related expenses incurred at the time of acquisition, not included in the historical results.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010
(D) As reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.
(E) Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property and the Center for Neurosurgery and Spine property, which were acquired in the first quarter of 2010.
(F) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Parkway property.
(G) Amounts represent the estimated rental expenses of the Parkway property. We entered into an advisory agreement with our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, a monthly property management fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(H) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Parkway property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the three months ended March 31, 2010.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(I) We incurred a total of $374,000 in acquisition related expenses, $35,000 of which was incurred during the three months ended March 31, 2010, in connection with the acquisition of the Parkway property. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2010.
(J) Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39 years, 5 to 126 months, 5 to 126 months and 126 months for building, improvements, in place leases and tenant relationships, respectively.
The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining term of the acquired leases which ranges between 11 and 58 months and between 10 and 44 months, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(K) Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these proceeds were raised as of January 7, 2009 (Date of Inception).
3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
(L) Derived from amounts reported in our Annual Report on Form 10-K for the year ended December 31, 2009.
(M) Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property and the Center for Neurosurgery and Spine property, which were acquired in the first quarter of 2010.
(N) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Parkway property.
(O) Amounts represent estimated rental expenses of the Parkway property. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, a monthly property management fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(P) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Parkway property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
(Q) We incurred a total of $374,000 in acquisition related expenses, $2,000 of which was incurred in 2009, in connection with the acquisition of the Parkway property. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the period from January 7, 2009 (Date of Inception) through December 31, 2009.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
(R) Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39 years, 5 to 126 months, 5 to 126 months and 126 months for building, improvements, in place leases and tenant relationships, respectively.
The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining term of the acquired leases which ranges between 11 and 58 months and between 10 and 44 months, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(S) Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these net proceeds were raised as of January 7, 2009 (Date of Inception).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.
Date: June 25, 2010	By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer